GOLDMAN SACHS TRUST II

Active Equity Multi-Manager Funds

Multi-Manager International Equity Fund

Multi-Manager U.S. Small Cap Equity Fund

(the “Funds”)

Supplement dated May 17, 2021 to the

Prospectus dated February 28, 2021

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II (the “Board”), Lazard Asset Management LLC will now serve as an Underlying Manager of the Multi-Manager International Equity Fund. In addition, pursuant to action taken by the Board, Victory Capital Management, Inc., will now manage a second mandate on behalf of the Multi-Manager U.S. Small Cap Equity Fund.

Effective immediately, the Funds’ Prospectus is revised as follows:

The following replaces the third paragraph in the “Multi-Manager International Equity Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) and WCM Investment Management, LLC (“WCM”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager International Equity Fund” section of the Prospectus:

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, an investment adviser registered with the SEC, is focused on geographically diverse strategies in multiple investment disciplines, including traditional and alternative strategies. The firm has approximately $229.7 billion of assets under management as of December 31, 2020. With respect to the Fund, the firm manages an allocation in accordance with its “International Strategic Equity Strategy” that seeks to generate strong relative returns over a full market cycle by investing in companies with strong and/or improving financial productivity at attractive valuations.

The fourth paragraph under the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager U.S. Small Cap Equity Fund” section of the Prospectus is deleted in its entirety and replaced by the following:

Victory Capital Management, Inc.

Victory Capital Management Inc. (“Victory”), located at 15935 La Cantera Parkway, San Antonio, TX 78256, is an investment adviser registered with the

SEC. Through its RS Investments franchise, Victory focuses on small-cap companies with strong organic revenue growth potential, growing market share, innovative competitive advantages, and experienced management teams. The franchise employs a disciplined, research-intensive approach that utilizes quantitative analysis, fundamental analysis and risk management. Through its Sycamore Capital franchise, Victory focuses on high quality yet undervalued businesses with above-average financial strength. As of December 31, 2020, Victory had approximately $147.2 billion in assets under management. With respect to the Fund, the firm manages allocations of U.S. small-capitalization equity growth securities and U.S. small-capitalization equity value securities.

The following is added at the end of the fourth paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Lazard and the amendment of the Sub-Advisory Agreement for Victory will be available in the Funds’ annual report for the period ended October 31, 2021.

This Supplement should be retained with your Prospectus for future reference.

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